UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024
_____________________________________
Pure Storage, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 2555 Augustine Dr.
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(800) 379-7873
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	PSTG	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Pure Storage, Inc. ("Pure") held its annual meeting of stockholders via a live webcast (the "Annual Meeting"). At the Annual Meeting, Pure’s stockholders voted on three proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 3, 2024. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1.    All three nominees for Class III director were elected to serve until Pure’s 2027 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Jeff Rothschild	164,187,345	100,110,720	36,742,294
Susan Taylor	252,353,995	11,944,070	36,742,294
Mallun Yen	195,589,112	68,708,953	36,742,294

2.    Stockholders ratified the appointment of Deloitte & Touche LLP as Pure’s independent registered public accounting firm for the fiscal year ending February 2, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions
294,153,730	6,665,874	220,755

3.    Stockholders did not approve, on an advisory basis, the compensation of Pure’s named executive officers, as described in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,981,484	157,044,215	272,366	36,742,294

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Nicole Armstrong
Nicole Armstrong
Chief Administrative and Legal Officer

June 14, 2024